EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Modern Mobility Aids, Inc, (the "Registrant") on Form 10-Q for the quarterly period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Preston Shea, President, Acting Chief Financial Officer, Treasurer, Secretary, (Acting Principal Financial Officer and Acting Principal Accounting Officer) of the Registrant, certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report, to which this certification is attached as Exhibit 32, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant

 Dated:  November 20, 2014

By:	/s/ Preston J. Shea
Preston J. Shea
President, Chief Financial Officer and Chief Accounting Officer